UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 9, 2022
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2022, the Board of Directors (the “Board”) of JLL Income Property Trust (the “Company”) approved an increase in the number of directors by two to a total of ten directors and appointed Mr. Douglas A. Lindgren and Mr. C. Allan Swaringen to fill the newly created vacancies of the Board, effective as of August 10, 2022. The Board determined that Mr. Lindgren qualifies as an independent director in accordance with the criteria in the Company’s charter and bylaws, the applicable rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. Mr. Swaringen currently serves as the Company’s President and Chief Executive Officer and will serve as an affiliated director. The selection of Mr. Lindgren and Mr. Swaringen to serve as directors was not pursuant to any arrangement or understanding with any other person. There are no transactions between the Company and Mr. Lindgren or Mr. Swaringen that would be required to be reported under Item 404(a) of Regulation S-K. For his service as a director, Mr. Lindgren will be entitled to receive the compensation for independent directors, described under the heading “Compensation of Directors and Executive Officers—Director Compensation” in the Company’s definitive proxy statement on Schedule 14A relating to the Company’s 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on April 1, 2022, pro-rated for any partial year of service. Mr. Swaringen will not receive any compensation from the Company in connection with his appointment as a director. Additional information on Mr. Swaringen can be found under the heading “Executive Officers” in the Company’s definitive proxy statement on Schedule 14A relating to the Company’s 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on April 1, 2022.

Item 7.01 - Regulation FD Disclosure.

On August 15, 2022, the Company issued a press release announcing the Board approving an increase in the number of directors by two to ten directors and the appointment of Mr. Douglas A. Lindgren and Mr. C. Allan Swaringen to fill the newly created vacancies of the Board.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report is furnished pursuant to Item 7 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1
Press release issued by JLL Income Property Trust, Inc. on August 15, 2022 announcing the Board approving an increase in the number of directors and the appointment of Mr. Douglas A. Lindgren and Mr. C. Allan Swaringen to fill the newly created vacancies of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: August 15, 2022

EXHIBIT INDEX

Exhibit Number	Description
99.1
Press release issued by JLL Income Property Trust, Inc. on August 15, 2022 announcing the Board approving an increase in the number of directors and the appointment of Mr. Douglas A. Lindgren and Mr. C. Allan Swaringen to fill the newly created vacancies of the Board.